Northwestern Mutual Series Fund, Inc.

Supplement Dated August 1, 2013 to the

Statement of Additional Information Dated May 1, 2013

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2013. You should read this Supplement together with the SAI.

Effective August 1, 2013, the SAI is hereby amended by deleting the tenth paragraph currently set forth on page B-65 under the “Advisory Fee Waiver Agreements” portion of the sub-section of the SAI section titled “The Adviser,” under “INVESTMENT ADVISORY AND OTHER SERVICES,” and replacing it with the following language:

“Effective August 1, 2013, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive a portion of its management fee such that the management fee is 0.10% of the Portfolio’s average net assets. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.”

Please retain this Supplement for future reference.